GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares, of the

Goldman Sachs Clean Energy Income Fund

(the “Fund”)

Supplement dated February 6, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated March 29, 2024, as supplemented to date

Effective on or about February 28, 2025, (the “Effective Date”) Vikrum Vora will no longer serve as a portfolio manager for the Fund. Kristin Kuney and Ben Okin will continue to serve as portfolio managers for the Fund.

Accordingly, as of the close of business on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Vora in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

MLPEIPMSTK 02-25